UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 12, 2005

TRANSOCEAN INC.
(Exact name of registrant as specified in its charter)

Cayman Islands	333-75899	66-0582307

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

4 Greenway Plaza
Houston, Texas 77046
(Address of principal executive offices and zip code)

Registrant's telephone number, including area code: (713) 232-7500

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. ENTRY INTO A DEFINITIVE AGREEMENT.

On May 12, 2005, the shareholders of Transocean Inc. (the “Company”) approved the amendment of the Company’s Amended and Restated Employee Stock Purchase Plan (the “Plan”) to increase the number of ordinary shares reserved for issuance under the Plan from 2,500,000 to 3,500,000.

Attached hereto as Exhibit 10.1 and incorporated herein by reference is a copy of the Plan, as amended and restated.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

The following exhibit is furnished pursuant to Item 1.01:

Exhibit Number	Description
10.1	Amended and Restated Employee Stock Purchase Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TRANSOCEAN INC.

Date: May 16, 2005	By:	/s/ William E. Turcotte
William E. Turcotte
Associate General Counsel

INDEX TO EXHIBITS

Exhibit Number	Description
10.1	Amended and Restated Employee Stock Purchase Plan